Intercepting autoimmunity to prevent disease

proventionbio

Forward looking statements

This presentation contains forward-looking statements including, but not limited to, those relating to the Company's product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. "Forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 are statements that are not historical facts and involve a number of risks and uncertainties, which may cause actual results to be materially different from any future results expressed or implied in the forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

Forward-looking statements are based on the Company's current expectations and assumptions. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are beyond the Company's control, including, but not limited to, our lack of operating history; our ability to satisfy our capital needs; our dependence on our product candidates, which are still in preclinical or various stages of clinical development; our dependence on third-parties to manufacture our product candidates; our reliance on third-party vendors, such as contract research organizations and contract manufacturing organizations; the uncertainties inherent in clinical testing; our ability to complete required clinical trials for our product candidates and obtain approval from regulatory authorities for our product candidates; our ability to protect our intellectual property; the loss of any executive officers or key personnel and the other factors listed under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2019 and any subsequent filings with the Securities and Exchange Commission (SEC).

The Company cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, expect as specifically required by law and the rules of the SEC to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Intercepting autoimmunity to prevent disease

Strategic focus on autoimmunity with emphasis on immuno-endocrinology

- Focused on chronic autoimmune indications with compelling biological and commercial rationale
- Lead program in autoimmune, Type 1 diabetes (T1D)

Significant potential investment upside across all 4 programs

- PRV-031 (teplizumab) for the delay or prevention of T1D
  - Expect to complete BLA filing in Q4 2020; potential approval in mid-2021
  - Commercial opportunity >$1B in the US alone for the at-risk T1D indication
  - Multiple expansion opportunities, including in newly-diagnosed T1D
- Advancing three clinical-stage programs in the near term:
  - PRV-3279 a bispecific DART® targeting B-cell driven disease with multi-indication potential
  - PRV-101 a vaccine for the prevention of coxsackie virus and potentially T1D and celiac
  - PRV-015 a mAb for non-responsive celiac disease

Strong financial position

- $76.6 million of cash, cash equivalents, and marketable securities at March 31, 2020

Treating disease chronically is not ideal…


Infection/
Trigger
Tissue
Inflammation
Predisposition
Susceptibility
Autoimmune
Phenomena
Early
Onset
Chronic
Disease
Prevent
Intercept
Provention's Focus
Prevention / Interception
Conventional
Biopharma

Pipeline

Autoimmune indication agnostic pursuit targeting upstream pathways in T and B cell biology

Focus	Indication	Program	Stage	Next Expected Milestone
Type 1 Diabetes (T1D) Autoimmunity	At-Risk Patients	PRV-031 (Teplizumab)	Phase II → Regulatory	Complete BLA filing in Q4 2020
	Newly Diagnosed Patients	PRV-031 (Teplizumab)	Phase III	Complete PROTECT enrollment*
	Prevention	PRV-101	Preclinical	Phase 1 first-in-human data in 2021
B-Cell Autoimmunity Checkpoint	SLE	PRV-3279	Phase I	Start Phase 2a trial in Early 2021
	Prevention of immunogenicity	PRV-3279	Phase I	Preclinical data H2 '20
GI Autoimmunity	Celiac Disease	PRV-015	Phase II (Program partner: AMGEN)	Initiate Phase 2b trial Q3 2020

Columns: Preclinical, Phase I, Phase II, Phase III, Regulatory

* Enrollment in PROTECT was paused in March 2020 due to the COVID-19 outbreak

T1D: high unmet need and disease burden

Orphan Genetically Predisposed Autoimmune Disease

- ~64,000 new diagnoses per year in US
- ~50% of newly diagnosed patients present with a life-threatening condition called diabetic ketoacidosis (DKA)
- ~60% of cases associated with coxsackievirus B infection
- ~300k people at risk in the US of progressing to T1D

Unmet Need

- Currently no preventive or disease-modifying treatments
- >75% of T1Ds are poorly controlled (HBA1c > 7%), leading to cardiovascular disease, kidney disease, retinopathy and metabolic syndrome
- Life expectancy ~16 years shorter if diagnosed with T1D before the age of 10

New Onset ~64,000
Yearly US T1D incidence



= 20,000 People

At Risk prevalence of at least 300,000 in the US (Stage 1 and 2 T1D)



Prevalence 1.6 million
Living with T1D in US



T1D continuum leads to destruction of β cells

Natural history of β cell loss and T1D onset


Pre-Stage 1
Stage 1
Autoantibodies
Stage 2 At-Risk
Autoantibodies
Stage 3 Newly Diagnosed
Symptomatic T1D
100%
0%
Functional Beta Cell Mass
Illustrative not actual %
Normoglycemia
Dysglycemia
Hyperglycemia
Time

Vaccination
PRV-101 (Polyvalent Coxsackievirus B Vaccine)

At-Risk Study
PRV-031 (Teplizumab)

PROTECT Study
PRV-031 (Teplizumab)

Staging Presymptomatic Type 1 Diabetes. Insel et. al. Diabetes Care 2015;38:1964–1974 | DOI: 10.2337/dc15-1419

PRV-031 (teplizumab): Intercepting T1D

Mechanism of Action

- Humanized monoclonal antibody
- Binds to T-cell co-receptor CD3, acting as partial agonist
- Administered as a single course of 12-day or 14-day outpatient treatment (approx. 30-minute IV infusion with no steroid premedication required)

Supporting Clinical Data

- >800 patients dosed across multiple clinical studies
- Consistent C-peptide benefit and reduction in insulin use in newly diagnosed T1D patients
- “At-Risk” results: significantly delayed T1D onset

Eliminating Autoreactive T-cells While Sparing Regulatory T-cells


Autoreactive
T cell
CD8+
CD4+
APC
T cell
Inhibition
Tolerance
CD3-specific mAb
T_{Reg}
T_{Reg}
Activation
IL-10 production
Induction of T_{Reg} cells
FOXP3+
TGFβ
MHC
Antigen
T cell receptor (CD3)

PRV-031 (teplizumab) Intercepting Type 1 Diabetes

At-Risk study in T1D



The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

An Anti-CD3 Antibody, Teplizumab, in Relatives at Risk for Type 1 Diabetes

Kevan C. Herold, M.D., Brian N. Bundy, Ph.D., S. Alice Long, Ph.D.,

ABSTRACT

BACKGROUND

Type 1 diabetes is a chronic autoimmune disease that leads to destruction of insulin-producing beta cells and dependence on exogenous insulin for survival. Some interventions have delayed the loss of insulin production in patients with type 1 diabetes, but interventions that might affect clinical progression before diagnosis are needed.


At-Risk Subjects
Teplizumab (n=44)
Placebo (n=32)
Primary Endpoint:
Onset of Clinical T1D

Primary Endpoint

- Time to development of T1D from randomization after single 14-day course of teplizumab by IV infusion

Population

- ≥ 8 years old, relative of a patient with T1D
- Abnormal glucose tolerance
- ≥ 2 T1D-related autoantibodies

Conducted by TrialNet

- Funded by the NIH and JDRF

PRV-031 (teplizumab) Intercepting Type 1 Diabetes

At-Risk study 2020 update: clinical T1D delay by ~3 years


Kaplan-Meier Curve of Time to T1D
With Number of Subjects at Risk
Proportion T1D Free
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Placebo
Teplizumab
Teplizumab (N=44)
Placebo (N=32)
22/44 (50%)
7/32 (22%)
Freedom from T1D
32 24 19 18 17 14 11 11 9 7 3 2 Placebo
44 44 41 39 32 29 23 19 12 11 10 8 Teplizumab
0
12
24
36
48
60
72
On-Study
Months

Median Time to T1D Diagnosis

Teplizumab:	**59.6 months**
Placebo:	**24.4 months**

Overall hazard ratio 0.457
(p=0.01, two-sided, Cox model)

Single 14-day course of PRV-031 significantly delayed the clinical onset of T1D by 35.2 months

Some subjects yet to develop diabetes >8.5 years from start of treatment

Note: adapted from presentation 277-OR at ADA 2020 (Sims et al, June 15th 2020)

At-Risk study 2020 update: reversal of C-peptide decline


C-peptide AUC (Scale: log[Cp+1])
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
1
3
6
Placebo
Teplizumab
Mean
95% Confidence Interval
Developed T1D
Placebo 32 32 30 28 22
Teplizumab 43 44 43 44 43
Pre
0
3
6
12
Months on Study

- C-peptide levels not only stabilized but reversed/increased (p=0.02) upon teplizumab treatment, while placebo-treated subjects kept declining (p=0.002 teplizumab vs placebo).
- This not only confirms preservation of beta cell function, but also suggests restoration of dysfunctional beta cell function
- Improvement in C-peptide translated to:
  - Improved (higher) insulin secretion(p=0.004)
  - Improved (lower) glucose levels (p=0.04)
  - Correlated with induction of exhausted T cells (p=0.01) and less inflammatory cytokines (p<0.0001)

Note: adapted from presentation 277-OR at ADA 2020 (Sims et al, June 15th 2020)

PRV-031 (teplizumab) Intercepting Type 1 Diabetes

At-Risk: favorable safety profile

Adverse Effect Category	PRV-031		Placebo	
Events occurring in ≥5% of subjects:	**Number of Events**	**Number of Subjects (%)**	**Number of Events**	**Number of Subjects (%)**
Blood/Bone Marrow	45	33 (75.0)	2	2 (6.2)
Dermatology/Skin	17	16 (36.4)	1	1 (3.1)
Pain	11	5 (11.4)	5	3 (9.4)
Infection	8	5 (11.4)	5	3 (9.4)
Gastrointestinal	5	4 (9.1)	3	3 (9.4)
Metabolic/Laboratory	7	4 (9.1)	2	2 (6.2)
Pulmonary/Upper Respiratory	6	4 (9.1)	0	0 (0)
Endocrine	0	0 (0)	2	2 (6.2)
Total Events and Subjects	**112**	**44 (100)**	**23**	**32 (100)**

Expected finding based on drug/mechanism, including transient white blood cell margination and self-limited mild rash

No reports of increased infection risk to date.

Historical data in newly diagnosed T1D supports At-Risk

Efficacy and Safety Data Set from 800+ patients

Study	Phase 3: Protégé*	Protégé Subgroup	Phase 2: Study 1	Phase 2: AbATE	Phase 2: Delay**
Number of Subjects	513	89	40	77	58
T1D diagnosis	< 12 weeks	< 12 weeks	< 6 weeks	< 8 weeks	4 - 12 months
Subject population	Age 8-35 years Mean 18.4 years	Age 8-17 years and baseline C-peptide > 0.2 pmol/mL	Age 8-30 years Mean 13 years	Age 8-30 years Mean 13 years	Age 8-30 years Mean 12.6 years
Difference in C-peptide	24%	43%	145%	92%	27%
P-value	0.027	0.026	0.02	0.002	0.03
Consistent C-peptide benefit indicating preservation of beta cells					

* Full 9.0 mg/m²/course 14-Day regimen was explored in 205 treated patients and 98 placebos
**Delay study based on 12-month time-point. All other studies based on 24 month time-points

PRV-031 (teplizumab) Intercepting Type 1 Diabetes

Regulatory strategy

Based on November 2019 Meeting with FDA, We Plan to Complete a Rolling BLA Submission in 2020

✓ Submitted non-clinical module in Q2 2020
- Expect to submit clinical module in Q3 2020
- Expect to submit CMC module in Q4 2020 (critical path is manufacturing of comparable batches)

Received Breakthrough Therapy Designation (August 2019) and PRIME Designation (October 2019)

- For the prevention or delay of clinical T1D in at-risk individuals
- Provides for greater dialogue with FDA and EMA
- Increases likelihood of Priority Review by FDA and Accelerated Assessment by EMA

Timelines to Potential Approval in At-Risk Indication

- US/FDA: potential approval in 2021 (assumes priority review: 8-month review vs. traditional 12-month review)
- EU/EMA: potential approval in 2022

Will file for Newly Diagnosed Indication upon Completion of PROTECT Study

- PROTECT Phase 3 study enrollment currently paused as a result of COVID-19

Teplizumab manufacturing on track

Lilly → AGC

2019 | 2020

2019
Teplizumab 500L manufacturing process transferred from Eli Lilly to AGC


AGC Biologics

Q4 2019
Engineering batch completed

Q1 2020
Completed GMP run; data to be added to IND in Q2

Q3 2020
3 PPQ (process performance qualification) batches

Q4 2020
Data from PPQ batches will be added to BLA module 3 and submitted

Teplizumab commercialization and patient screening

We believe "At-Risk" study results and the prospect of T1D disease-modifying therapies will significantly increase screening and facilitate teplizumab's commercialization

Current Screening

Standard T1D blood tests available

Over 1.5 million people screened to date

Early stage diagnosis helps reduce disease morbidity[1]

- DKA reduced from ~50% down to ~15%[2]

Identification rates for 2 auto-antibodies:

- Family history ~1:100[3]
- No family history ~1:1,000[4]

Future Screening

T1D Tests are becoming more affordable and more accessible

Approved T1D treatment will likely encourage broader based population screening

Disease awareness increases with more screenings and available treatment

Initial focus is on screening of familial direct relatives of T1D patients

Increased efforts on modifying guidelines for T1D management

1. Ziegler et al. Yield of Public Health Screening of Children for Islet Autoantibodies in Bavaria Germany; JAMA. 2020;323(4):339-351. doi:10.1001/jama.2019.21565
2. Rewers et al, ASK poster at EASD 2019; 3. Rewers et al ASK poster at EASD 2018; 4. Bonifacio et al, PLOS Medicine April 3, 2018

PRV-031 (teplizumab) Intercepting Type 1 Diabetes

US Commercial opportunity for at-risk indication

Up to 2.3 million patients may be at-risk for T1D globally

Broader population screening will expand market significantly beyond Familial Direct Relatives

Label expansion initiatives will include multiple courses of treatment


Launch
Focus

Estimated US Patient Prevalence

300,000
2 or more autoantibodies

200,000
2 or more autoantibodies and dysglycemia

30,000
Familial Direct Relatives of T1D patients

$1B+ yearly revenue opportunity in the US
EU estimates similar to US projections

PRV-031 (teplizumab) Intercepting Type 1 Diabetes

Laying the groundwork for successful commercialization

Near-Term Focus	Mid-Term Focus	Longer Range
US commercial planning for at-risk indication Disease awareness HCP and KOL engagement Engagement of patient advocacy organizations Screening awareness/initiatives	EU commercialization with a partner Newly diagnosed indication launch	Market expansion with broader population screening Addition of age groups and multiple courses of treatment for both at-risk and newly diagnosed indications

Significant upside expected from ex-US geographies, label expansion, and screening initiatives

T1D lifecycle and other potential indications

T1D Lifecycle

Repeat Dosing

At-Risk

Newly diagnosed

Age Expansion

At-Risk (ages 2-8)

Newly diagnosed (ages 2-8 and >18)

Combinations in T1D

Antigens

Metabolic drugs (GLP-1 agonist)

Immune modulator (B cell inhibitor, PRV-3279, anti-TNF)

Beta cell transplant

Subcutaneous Formulation

Improve on current IV dosing regimen by creating a subcutaneous formulation

Other Indications

GI Immunology

Crohn's disease

Celiac disease

Autoimmune hepatitis

Rheumatology

Psoriatic arthritis

Rheumatoid arthritis

PROTECT Phase 3 in newly diagnosed T1D

Objective

- Preserve beta cell function in T1D patients that are most responsive to teplizumab

Primary Endpoint

- Difference in C-peptide at 18 months (detect a 40% difference with 90% power)

Secondary Endpoints

- Insulin use
- HbA1c
- Hypoglycemic episodes
- Safety

Status

- Enrollment currently paused due to COVID-19

Trial Design


0 months
6 months
18 months
PRV-031
(12 days)
PRV-031
(12 days)

300 participants

Randomized 2:1 (teplizumab:placebo)

Age range: 8–17 years old

Newly diagnosed: within 6 weeks of T1D diagnosis

- **Baseline C-peptide >0.2 pmol/mL**
- **T1D-related autoantibodies**

Opportunity for newly diagnosed indication in the US

A large commercial market exists for newly diagnosed T1D indication

Outreach to pediatric and adult endocrinologists will identify newly diagnosed type 1 diabetes patients

Future age groups will include 2-7 year old and >18 year old patients


~64,000
new cases of T1D in the US per year
Potential Market for Initial Launch
Ages 8-17

Teplizumab regulatory exclusivities

Regulatory exclusivities provide additional market exclusivity beyond existing IP

2020 | 2025 | 2030

2019
Composition of matter patents expire

Q4 2020
Expected BLA filing

2028
Method of use patents expire end of year

Applications filed and planned that would extend IP

US BLA approval provides 12 years of protection

US Orphan indication provides 7 years of protection

EU approval allows for 10 years of protection

Vaccine to prevent T1D and celiac disease

Vaccinating Against Coxsackievirus B (CVB)

- PRV-101 is a polyvalent inactivated vaccine
- Designed to prevent acute CVB infection, as well as a subset of T1D and celiac disease

Rationale

- CVB is a common, potentially serious infection
- Infects and damages insulin-producing cells and gut lining cells, triggering an activated T-cell immune response
  - CVB found in the pancreas of ~60% of patients with T1D and in the gut of ~20% of patients with celiac disease
- 50% reduction in T1D in offspring of mothers with immunity to CVB during pregnancy

Status

- Expect to initiate Phase 1 trial in H2 2020
- First-in-human data expected in 2021



The Big Idea

CVB vaccine has the potential to prevent acute coxsackie infection and the potential to prevent up to ~50% of T1D and ~20% of celiac disease.

CVB is the only persistent infection associated with development of T1D and celiac autoimmunity (TEDDY study of >400,000 children screened)

Phase 1 first-in-human study

Objective

- Safety, tolerability and immunogenicity of PRV-101 in adult healthy volunteers

Primary Endpoint

- Safety

Secondary Endpoints

- Immune monitoring (CVB serotype seroconversion, neutralizing antibodies)

Trial Design and Structure


Cohort 1
0 weeks
4
8
12
16
20
24
Sentinel group
(1 treated, 1 placebo)
Main group
(11 treated, 3 placebo)
Cohort 2
0 weeks
4
8
12
16
20
24
Sentinel group
(1 treated, 1 placebo)
Main group
(11 treated, 3 placebo)

Randomized, double-blind, placebo-controlled, dose-escalation study to evaluate the safety, tolerability and immunogenicity of PRV-101 in healthy volunteers

Two dose levels, each with a sentinel group. Three vaccine administrations, every four weeks

Bispecific DART® program

Unique MOA

- Humanized, bispecific scaffold (DART®) targeting both CD32B and CD79B
- Triggers inhibition of B-cell function, suppression of auto-antibody production, and CD40 expression
- Boosts negative feedback loop regulating B-cells, without causing B-cell or platelet depletion

Established Proof-of-Mechanism

- Inhibition of the production of antibodies to Hepatitis A vaccination in previously unvaccinated individuals
- Durable effect: 1-month B-cell inhibition after single dose

Multiple Potential Applications

- Intercept autoimmune diseases, such as lupus
- Prevent immunogenicity of a variety of therapeutic proteins and gene therapy vectors


Antigen
③
④
B-Cell Receptor (BCR)
CD79B
② CD32B
ITAM
ITIM
Inhibition of the activation signal
① B-cell activation

Phase 1b/2a PREVAIL study

PREVAIL Phase 1b Data-Study Design

- Multiple-Ascending Dose (MAD) Phase 1b study in 16 adult healthy volunteers
- Randomized, double-blind, placebo-controlled

Positive PREVAIL Phase 1b Study Results

- Well-tolerated in study subjects; no serious adverse events
- PK parameters were generally dose-proportional
- High levels of B cell engagement resulted in durable pharmacodynamic responses
- PRV-3279 durably inhibited the function of B cells without depletion

PREVAIL Phase 2a (Lupus) - Design


-4 weeks
0 weeks
12 weeks
Screening
-4 weeks
PRV-3279 or Placebo
12 weeks
Follow-up

- Phase 2a Proof-of-Concept in Lupus
- Lupus is quintessential chronic autoimmune disorder driven by auto-reactive B cells
- Polymorphisms in CD32B heavily associated with lupus

Next Steps:

Preclinical data from gene therapy project expected in H2 2020
Expect to commence Phase 2a in lupus patients in H1 2021

Phase 1b/2a PREVAIL study

~90% of B cells engaged by PRV-3279

- High levels of B cell engagement resulted in durable pharmacodynamic responses


% Max Binding to B cells (Mean +/- SEM)
100
80
60
40
20
0
1
8
15
22
29
36
43
57
71
85
Days
Dosing

Durable inhibition of serum IgM by PRV-3279

- PRV-3279 durably inhibited the function of B cells without depletion


% Change in Immunoglobulin M (IgM) (g/L) (Mean +/- SEM)
0
-20
-40
2
8
15
22
29
36
43
57
71
85
Days

Placebo --------------- 3 mg/kg ---------------- 10 mg/kg ----------------

PRV-015 GI Autoimmunity

Anti-IL15 for diet non-responsive celiac disease

Fully-human anti-IL-15 monoclonal antibody

- 21-day half-life, enables subcutaneous administration every 2-4 weeks

Proof of Concept (POC) Established

- Well tolerated in six prior clinical trials with ~300 patients
- Achieved POC in Phase 2a studies in non-responsive celiac disease and no known dose-limiting toxicity
- Also POC in refractory celiac disease Type II (in situ T cell lymphoma)

Status

- Expect to initiate Phase 2b trial in Q3 2020
- Amgen has the right to re-acquire PRV-015 for $150 million up-front, milestones and royalties

Safety and efficacy of AMG 714 in adults with coeliac disease exposed to gluten challenge: a phase 2a, randomised, double-blind, placebo-controlled study.
Lahdeaho et. al. Lancet Sep 2019 DOI:https://doi.org/10.1016/S2468-1253(19)30264-X.

Phase 2a data shown at 2018 DDW, published in *Lancet*



Change from Week 0 in CeD-PRO
Placebo (N = 15)
150 mg (N = 15)
300 mg (N = 19)
Change from baseline
6
5
4
3
2
1
0
-1
-2
P = 0.24
P = 0.02
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Study Week

Gluten Challenge Study:
Week 0-2 Gluten-Free cookies; Week 2-12 Gluten-Containing cookies

Statistically significant across multiple celiac and gastrointestinal endpoints, as well as local inflammation

Phase 2b PROACTIVE study design

Objective

- Dose-Finding Phase 2b study testing 3 dose levels of PRV-015 against placebo (1:1:1:1)

Primary Endpoints

- Validated CeD-PRO (Celiac Disease Patient Reported Outcome) (GI symptoms)

Secondary Endpoints

- Symptoms: BSFS Score
- Inflammation (IELs: intraepithelial lymphocytes)
- Histology
- Safety

Trial Design


PRV-015 Dose A
0 months
6 months
PRV-015 Dose B
0 months
6 months
PRV-015 Dose C
0 months
6 months
Placebo
0 months
6 months

- ~220 subjects in a dose-finding 4-arm study (three PRV-015 arms, one placebo arm)
- Adult celiac patients not responding to the Gluten Free Diet
- Planned to commence in Q3 2020

Corporate

Financials

Financing history

- Follow-on financing (Sep ’19) generated $62.7 mil of net proceeds
  - $20.0 million from Amgen
  - $42.7 million from equity capital markets
- IPO (Jul ’18) generated $59.3 mil of net proceeds
- Series A (Apr ’17) provided $26.7 mil of net proceeds

Ownership and capital structure

- 47.7 million shares outstanding as of March 31, 2020
- 56.5 million shares fully diluted as of March 31, 2020
- All directors and officers as a group own ~11%

Balance sheet

- $76.6 million of cash, cash equivalents, and marketable securities as of March 31, 2020
- No debt

Operations

- Net loss of $12.6 million for first quarter of 2020
- Net cash-based operating expenses of $11.6 million in the first quarter of 2020
- Projecting $24 – $29 million of cash-based operating expenses in the first six months of 2020

Virtual company with 24 full-time employees

Corporate

2020 milestones

2020

- ✓ **PRV-3279**
  Top-line results of Phase 1b study
- **PRV-015**
  Initiate Phase 2b trial in non-responsive celiac disease patients
- **PRV-101**
  File IND and initiate Phase 1 trial for coxsackie virus vaccine in healthy subjects
- **PRV-031**
  Submit BLA* for teplizumab in at-risk Type 1 diabetes patients

* Commenced rolling submission in Q2 and expect to complete BLA submission in Q4; potential approval of teplizumab in the US expected in 2021 based on potential priority review

Corporate

Team of experienced scientists and developers



Ashleigh Palmer
CEO and Co-founder

30+ years in Biopharma,

Previously, CEO of INO Therapeutics, bought by Ikaria, finally by Mallinckrodt for $2.3B

At INO took inhaled NO for neonatal hypoxia through Phase 3 development, approval and launch, sales reached $250M in first two years

Executive Chairman and co-founder of Celimmune, focused on celiac disease and later sold to Amgen



Francisco Leon
CSO and Co-founder

Basic and clinical immunologist by training

Drug developer at BMS, pre-AZ MedImmune, and Centocor/Janssen, with 20+ years experience, and five drugs on the market.

Co-founded Celimmune, focused on Celiac disease, as CEO and CMO and ran two Phase 2 trials for our anti-IL-15, later acquired by Amgen



Eleanor (Leni) Ramos
CMO

Transplant nephrologist

Drug developer at BMS and Roche, with 25+ years including five drugs currently on the market

CMO at both ZymoGenetics, acquired by BMS for $1B, and Global Blood Therapeutics

Previously ran all clinical trials for immune tolerance induction at ITN with Jeff Bluestone, including teplizumab



Andrew Drechsler
CFO

23 years in Biotech

Previously, CFO of Insmed 2012-2017, took company from $100M to $1B company, raised $400M in public markets, and built org from 30 to 175 employees

Father of three T1Ds and personally involved with JDRF



Jason Hoitt
CCO

18 years in Biotech

Previously, CCO of Dova which was acquired by Sobi in Q4 2019

Commercial leadership roles at Insmed, Sarepta, Vertex, and Gilead.

Launches include DOPTELET, Arikayce, Exondys 51, and Incivek

Provention's Interception/Prevention Paradigm


Infection/
Trigger
Tissue
Inflammation
Predisposition
Susceptibility
Autoimmune
Phenomena
Early
Onset
Chronic
Disease
Prevent
Intercept
Treatment
Healthy
individual
(Genetic risk)
Autoantibodies
Biomarkers
Evident tissue
damage
Early symptoms
Advanced-stage
tissue damage and
symptoms
PRV-101
PRV-031
Teplizumab
PRV-3279
PRV-015
Conventional
Biopharma
Approach

Intercepting autoimmunity to prevent disease

Strategic focus on autoimmunity with emphasis on immuno-endocrinology

- Focused on chronic autoimmune indications with compelling biological and commercial rationale
- Lead program in autoimmune, Type 1 diabetes (T1D)

Significant potential investment upside across all 4 programs

- PRV-031 (teplizumab) for the delay or prevention of T1D
  - Expect to complete BLA filing in Q4 2020; potential approval in mid-2021
  - Commercial opportunity >$1B in the US alone for the at-risk T1D indication
  - Multiple expansion opportunities, including in newly-diagnosed T1D
- Advancing three clinical-stage programs in the near term:
  - PRV-3279 a bispecific DART® targeting B-cell driven disease with multi-indication potential
  - PRV-101 a vaccine for the prevention of coxsackie virus and potentially T1D and celiac
  - PRV-015 a mAb for non-responsive celiac disease

Strong financial position

- $76.6 million of cash, cash equivalents, and marketable securities at March 31, 2020